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                                     [LOGO]

                                 NATIONWIDE(R)
                                    VARIABLE
                                   ACCOUNT-5


                                 ANNUAL REPORT

                                       TO

                                CONTRACT OWNERS

                               DECEMBER 31, 1995




                       NATIONWIDE LIFE INSURANCE COMPANY

                          HOME OFFICE: COLUMBUS, OHIO
APO-2750-C (12/95)
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                                     [LOGO]

                       NATIONWIDE LIFE INSURANCE COMPANY
                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216


                              [PRESIDENT'S PHOTO]


                              PRESIDENT'S MESSAGE

Nationwide Life Insurance Company is pleased to bring you the 1995 annual report of the Nationwide Variable Account-5.

Both equity and fixed income investments turned in a stellar performance during 1995. The major market indices ended the year fully one-third or more higher than their levels at the beginning of the year. These results equate directly to the returns enjoyed by our variable annuity participants and contract owners.

Low interest rates and modest inflation should provide a continued favorable environment for stocks and fixed income investments during 1996. Slowing levels of economic activity and uncertainty about corporate profits may, however, dampen a repeat of the strong 1995 market performance. The diverse offering of investment options within your contract should enable you to take advantage of changing market conditions.

The year 1995 was a record-setting sales year for our variable investment products. For this we thank you, our valued customer, for your confidence in the Nationwide Insurance Enterprise and in our products. Please do not hesitate to let us know how we can better serve your financial planning and retirement needs.



                                /s/ PETER F. FRENZER
                                Peter F. Frenzer, President



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CONTENTS

HOW TO READ THE ANNUAL REPORT..............................................    6
Explanation on how to read and understand
the various financial reports

A FEW WORDS ABOUT OUR FUNDS................................................    8
Fund Objectives and Narratives
written by the fund managers*

FUND PERFORMANCES..........................................................   14

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY...............   16

STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY.................................................   18

NOTES TO FINANCIAL STATEMENTS..............................................   19

SCHEDULES OF CHANGES IN UNIT VALUE.........................................   21

INDEPENDENT AUDITORS' REPORT...............................................   22

* The discussions refer to a stock market index. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends.

  The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the annuity contract. The Fund's portfolio is subject to change.

HOW TO READ THE ANNUAL REPORT

This Annual Report is sent to all customers who own a Nationwide annuity with all or some of the funds in the Nationwide Variable Account-5 (the Account). The Account is a separate account trust which offers investment options in eight mutual funds from five mutual fund houses. An explanation of the funds and their objectives can be found on pages 8 through 13.

The Annual Report has three major financial sections.

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, found on page 16, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1995. The funds are presented in alphabetical order by investment company. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 17.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 18, show the activity in the Account from January 1 to December 31, 1995 and 1994.

The Investment activity section shows the changes in unrealized gain or loss of the mutual funds in the Account, realized gain or loss as shares of the funds are bought and sold, and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates the purchase payments received by the Account as new contracts are sold, existing contract owners deposit additional funds, money is withdrawn, contracts are canceled and annuity benefits are paid.

Expenses are the charges associated with the contract. Note 2 on page 20 outlines these charges.

Net change in contract owners' equity equals Investment activity plus Equity transactions minus Expenses.

The Contract owners' equity at the beginning of the period plus the Net change in contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the calendar year will equal the Contract owners' equity at the beginning of the next year.

SCHEDULES OF CHANGES IN UNIT VALUE

As a contract owner, you invest in the mutual funds offered in your annuity contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the two annual periods reported.

As you review the following pages of the Annual Report, the Notes to Financial Statements beginning on page 19 will also help explain and clarify the various statements and schedules.

A FEW WORDS ABOUT OUR FUNDS

[DREYFUS LOGO]

DREYFUS STOCK INDEX FUND++

OBJECTIVE - To provide investment results that correspond to the price and yield performance of the S&P 500.+

NARRATIVE BY DREYFUS CORPORATION

The objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Price Index, better known as the S&P 500.

The manager generally selects stocks for the Fund's portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the S&P 500, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the S&P 500.

The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. The Fund's ability to correlate its performance with the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 is calculated by Standard & Poor's Corporation, the timing of purchases and redemptions, the size of the Fund's portfolio, and the size of cash flow into and out of the Fund. There can be no assurance that the Fund's investment objective will be achieved and an investment in the Fund involves risks similar to those of investing in common stocks.

[FIDELITY INVESTMENTS LOGO]

VARIABLE INSURANCE PRODUCTS FUND

EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income investing primarily in income-producing equity securities.

AN INTERVIEW WITH BETTINA DOULTON, PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM, BETTINA?

A. Compared to its peers, the Fund did very well over the past 12 months. However, it slightly trailed the performance of the Standard & Poor's Composite Index for the 12-month period. The index had a total return of 37.58% for the 12 months ended December 31, 1995. The stock market rally in 1995 was narrow -- led by the technology and finance sectors, as well as large-cap and blue-chip stocks -- and many funds did not beat the performance of the index during the past 12 months.

Q. WHAT HELPED THE FUND'S PERFORMANCE?

A. The Fund's performance came from a number of sectors, including finance and telephone utilities, as well as from some of the larger holdings, including the Fund's largest investment, Philip Morris. This company's business was propelled by gains in market share for its Marlboro brand domestically, and by increased volume profits in its international tobacco business.

Q. LET'S TAKE A LOOK AT YOUR INVESTMENTS IN THE FINANCE SECTOR. WHICH STOCKS HAVE TURNED OUT WELL?

A. The Fund's finance investments are fairly diverse. I pick the stocks for the fund one-by-one, but many of the top performers over the past 12 months came from this sector. Among them, Citicorp benefited from growth in its emerging market credit card business. Fannie Mae -- the

 + "Standard & Poor's 500", "S&P 500(R)" are trademarks of the Standard &
   Poor's Corporation and have been licensed for use. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.
++ Formerly the Dreyfus Life and Annuity Index Fund.

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EQUITY-INCOME PORTFOLIO (CONT'D)

Federal National Mortgage Association -- was helped by improved business conditions, a strong supply of mortgages and widening spreads, such that profit growth was solid. And American Express, having restructured in order to reduce costs, posted strong and consistent earnings growth from improved marketing of its existing and new credit card products. Beyond that, some of the Fund's insurance stocks -- GenRe, American International Group, Aetna and CIGNA -- contributed well to the Fund's return.

Q. HOW ABOUT TELEPHONE UTILITIES?

A. I've owned several of the regional Bell operating companies, such as Ameritech, BellSouth, Bell Atlantic, NYNEX and SBC Communications. The regulatory environment is improving on a state-by-state basis, allowing these companies to focus more on profitability and competitiveness. They've also been able to improve revenues by offering value-added services, such as call waiting and caller identification, cellular services, and additional access lines for computer modem use.

Q. WHICH STOCKS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?

A. A couple of areas were disappointing. First, Wal-Mart struggled as it went through a major transition. It was upgrading and expanding its older, most profitable stores, converting them into so-called super centers -- general merchandise stores with grocery stores attached. The negative impact on the company's profits associated with this process -- as well as the difficult retail environment -- was worse and more prolonged than anticipated. Second, despite better managing their account bases and internal operations, WMX Technologies and Browning-Ferris Industries -- broadly based pollution control companies -- were hurt by the weakening economy, such that the pace of revenue and profit growth was not as strong as expected.

Q. GENERAL ELECTRIC WAS ONE OF THE FUND'S TOP FIVE STOCKS AT THE END OF THE PERIOD. WHY WAS IT ATTRACTIVE TO YOU?

A. GE offered a diverse business portfolio, shareholder-oriented management and a consistent earnings history, qualities that appeared attractive given the economic climate. I felt the same way about Emerson Electric and Allied Signal. These companies -- through geographical expansion and improvements in productivity -- were able to sustain consistent earnings and free cash flow. I believed the economy was weakening to an extent that the relative performance expected from these companies would be rewarded.

Q. DOES THAT MEAN YOUR OUTLOOK IS COLORED BY CONCERNS FOR THE ECONOMY?

A. Yes it does. Economic indicators point out that the economy is slowing. Wages have been stagnant and consumers' disposable income is down. Interest rates will have to decline, in part so that capital will flow back into the developing economies, believed to be a prime driver for future global economic growth including U.S. exports. As it stands at the end of 1995, economies outside of the U.S. also have slowed, leading me to believe that demand for U.S. exports will wane. Given this backdrop, I have concerns about corporate profitability in 1996 and think it will be a tough investing environment. As a result, I'll be looking for companies with aspects to their business that will enable them to sustain good earnings growth despite a weakening economy.

[NATIONWIDE FINANCIAL SERVICES LOGO]

NATIONWIDE SEPARATE ACCOUNT TRUST

GOVERNMENT BOND FUND

OBJECTIVE - To provide as high a level of income as is consistent with the preservation of capital.

NARRATIVE BY WAYNE FRISBEE, FUND MANAGER

During 1995 those bond market investors that stayed invested during a difficult prior year were rewarded for their patience. Long-term interest rates dropped by approximately 190 basis points during the year resulting in significantly higher prices for bonds and bond funds. Intermediate-term interest rates dropped by even more than long-term rates with rates on the five-year U.S. Treasury note, for example, falling from 7.83 percent to 5.37 percent. The Government Bond Fund participated in this rally by maintaining market exposure as interest rates declined during the year.

The rally in the fixed-income markets has been due to the confluence of several factors. The most notable of these are the perception of an improving fiscal policy in the United States, and a Federal

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GOVERNMENT BOND FUND (CONT'D)

Reserve that is given credit for engineering an economy that has continued to expand without igniting inflation concerns. Continued reports of subdued inflation have been interpreted both as signs of successful Federal Reserve policy and as indications of continued value in the bond market.

The Government Bond Fund continues to be invested in sectors of the government, agency, and mortgage-backed markets perceived to be undervalued. Approximately one-third of portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The additional yield on these conservatively-structured investments continues to make them attractive portfolio holdings.

MONEY MARKET FUND

OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER

Short-term interest rates rose during the first half of 1995. The Federal Reserve increased rates due to both an expanding economy and concern about inflation. By July 1995, the scenario had changed. Expansion and inflation concerns had diminished leading to a reduction in the Fed Funds rate to the current rate of 5.50% from 6.00%. The Federal Reserve reduced the Fed Funds by 25 basis points in both July and December of 1995. In the near future, the Federal Reserve may decide to lower rates again if economic indicators point to a slowing economy.

The Separate Account Money Market Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every company that the Fund invests in. The Fund's yield remains competitive with the other funds included in Donoghue's Taxable First Tier Money Market Group.

TOTAL RETURN FUND

OBJECTIVE - To obtain a reasonable long term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER

In 1995, the stock market was led upward for the first three quarters by exceptional strength in the technology sector. In the final quarter, technology stocks were weak but the market as a whole continued upwards, as leadership shifted to blue chip stocks.

The Total Return Fund's performance in 1995 was influenced significantly by strength in energy stocks, where the Fund, with about 14% of assets, is overweighted. Financial stocks, where the Fund has a weighting of about 11%, also recorded strong year over year performance as did telecommunications, where the Fund's asset weighting is about 10%. Several of the stocks the Fund categorizes as conglomerates, such as Eastman Kodak, Honeywell, Rockwell International and EG&G also performed well. Holdings in chemicals, especially specialty chemicals, lagged the market, as did the Fund's holdings in the auto industry and machinery and capital goods.

The Fund is currently shifting its emphasis in the financial sector. Weightings in commercial banks are being reduced in favor of increased holdings of insurance stocks. Bank stocks in general are selling at multiples of book, close to recent premiums paid in takeovers. In addition, most banks are not positioned as well as insurance companies to take advantage of future asset accumulation as the population ages and saves more for retirement. The Fund has also increased its exposure to technology on recent weakness in this sector, buying IBM and adding to Intel. The policy to control exposure to this sector, outlined in the previous report, remains in effect. The Fund's technology holdings are only in the strongest companies, with reasonable valuations and good capital gain potential, with a limited commitment of total assets.

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                      [NEUBERGER & BERMAN MANAGEMENT LOGO]

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

BALANCED PORTFOLIO

OBJECTIVE - The Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal.

NARRATIVE BY MARK GOLDSTEIN, THERESA HAVELL & THOMAS WOLFE, PORTFOLIO MANAGERS

Our portfolio blend through 1995 consisted of two basic security types: value and growth stocks averaging in the medium-capitalization range, and short- to intermediate-term bonds with an average overall credit quality of AA.

GROWTH PORTION

The equity portfolio benefited from a strong bull market in 1995, as many of our highest sector weightings fully participated in the market's rise. Lower interest rates and strong earnings results provided the major impetus for equity markets. Among the best performing sectors were financial, technology, health care, and certain specialty retailers. The most significant new purchase in 1995 was a major increase in the weighting of the HMO industry, as Wall Street analysts abandoned the sector earlier in the year due to worries about more competitive pricing and rising medical costs. As the HMO valuations fell to historically low levels relative to its 20% industry growth rate, we added significantly to our HMO holdings. In the fourth quarter of the year the HMO industry provided some of the best returns in the Portfolio.

Technology, our top-performing sector through September, included major positions in Intel, Texas Instruments, and Micron Technology. This sector weakened during the final quarter as pricing concerns surfaced due to rising capacity additions in the Far East. With production costs falling 25%-30% per year, industry margins should remain stable for the foreseeable future. We have recently added to our positions.

Overall, we are pleased with how 1995 turned out for the Portfolio, despite a drop-off in fourth quarter performance due to weakness in technology, finance, gaming and restaurant stocks. We hope to continue to tackle each stock individually on a fundamental value ("bottom-up") basis, and in doing so uncover fast-growing companies with entrepreneurial managements and pristine balance sheets.

LIMITED MATURITY BOND PORTION

1995 produced outstanding returns in the bond portfolio, a result of a dramatic lowering of yields as the market perceived a slowing economy and a lessening of inflationary pressures. The Federal Reserve Board appeared to agree with the market's view and lowered the Fed Funds rate by 25 basis points in early July and again in December.

The duration (the measure of how bond prices respond to shifts in interest rates, taking into account maturity, coupon, call protection and other factors) of the portfolio was lengthened in the first half, then held steady during the summer months as the rally subsided as market participants became concerned about a pick-up in economic activity. However, by the end of the third quarter inflationary expectations declined and rates resumed a downward trend. We again extended duration in October, which greatly benefited fourth quarter performance.

During the fourth quarter, we added investment-grade corporate bonds and high-quality asset-backed securities to the Portfolio. This allowed us to take advantage of slightly higher yield premiums, which were available at reasonable prices. We believe the fundamentals of these two sectors remain solid and that significant incremental returns will result from relatively heavy weightings. We remained underweighted in mortgages throughout the year as the interest rate rally resulted in their underperformance versus other sectors. We will stick to our discipline of holding investment-grade credits and not attempting to predict the direction of rates, as well as stressing the preservation of principal and steady income production.

                            [TWENTIETH CENTURY LOGO]

TCI ADVANTAGE

OBJECTIVE - To seek current income and capital growth.

NARRATIVE BY TWENTIETH CENTURY COMPANIES, INC.

A rising equity market accompanied by gradually declining short term interest rates during the 12-month period that ended December 31, 1995, were good news for investors. In that climate, TCI Advantage achieved the best calendar year gain since its August 1, 1991, inception. The Fund trailed its benchmark blended index fund, which posted a 21.91% return. The S&P 500 index gained 37.58%.

TCI Advantage is a well diversified, blended portfolio. Its approximate 40% stock position is compiled using Twentieth Century's focus on companies that exhibit accelerating earnings and revenues, and it is designed to provide long-term opportunities for capital growth. Income is derived from an approximate 40% stake in intermediate-term government bonds, with share price consistency aided by a 20% weighting in money market securities. The goal is to provide income while still providing the modest, long-term share-price growth investors need to outpace the rate of inflation.

TCI Advantage's common stock holdings are targeted to the shares of larger well-established companies demonstrating earnings and revenue acceleration. For most of the year this approach proved rewarding, and shareholders benefited from strong returns in such industries as healthcare, pharmaceuticals and technology. Yet, as concerns about a slowing U.S. economy developed late in the period, many investors moved to more defensively postured firms characterized by steady (albeit unspectacular) earnings growth. Most such firms do not meet the fund's standards for accelerating growth, but they were major components of the S&P 500's solid gains in the fourth quarter of 1995. History shows us that over time investors will favor companies with the above-average earnings growth we seek on your behalf.

The Federal Reserve Board raised interest rates early in the period and lowered rates later in the year. Responding to falling interest rates, the bond market experienced a sharp price rebound from 1994 declines, which translated into relatively strong performance for the year. The fixed income markets especially favored longer term bonds. TCI Advantage invests in less volatile short- and intermediate-term bonds and money market instruments. As a result, while it provided steady income and good performance, it did not fully share in the bond market's appreciation.

Because it is designed for conservative investors, TCI Advantage is not likely to match major stock indices in a year like 1995. Its portfolio design of large company stocks, bonds and cash, however, does give it strong potential for holding its value during down market years.

TCI Advantage continues to pursue its goal: to provide shareholders with the opportunity to invest in a portfolio of domestic stocks with earnings and revenue acceleration, conservative government bonds and money market securities. We remain confident that the fund has the potential to provide investors with a long-term rate of return that could comfortably outpace the rate of inflation.

TCI GROWTH

OBJECTIVE - To seek capital growth by investing in common stocks (including securities convertible into common stocks) that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation.

NARRATIVE BY TWENTIETH CENTURY COMPANIES, INC.

TCI Growth reported a strong gain for the 12 months ended December 31, 1995, reflecting the year's powerful market climb. According to Lipper Analytical Services, the average total return for funds with growth investment objectives was 30.79% during the period. The S&P 500 index returned 37.58% for the 12 months.

TCI Growth's best gains came during the year's first three quarters. It climbed steadily in the first half of the period and surged sharply in the third quarter. Hot selling new technologies, the introduction of Windows 95 in August, for example, contributed to the market's extended rally during this period. With nearly half of its portfolio in technology stocks during the 12-month period, the Fund made the most of this trend. Moderate holdings in international stocks provided a positive effect on returns as well.

In the face of growing economic uncertainty late in the year, many investors moved from technology stocks to stocks of large, more established companies with steady earnings, which investors typically consider to be defensive. This change in emphasis clipped Fund performance, especially in comparison with the positive return of the S&P, which was heavily influenced by the returns of large "steady growers" in the index.

TCI Growth, which invests in the stocks of small, medium and large companies, is designed for investors seeking capital growth. To meet that objective the Fund seeks to single out companies with earnings and revenue acceleration because we have found that such an approach can provide attractive returns over the long run.

TCI Growth's continued performance (despite the recent setback in technology-oriented companies) reaffirms to us the potential of combining growth-oriented stocks with a disciplined buying and selling process. We strongly believe that this strategy has the potential to provide significant benefits to those shareholders investing to achieve long-term financial goals.

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FUND PERFORMANCES

TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED** (NON-STANDARDIZED)

APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED

                                              NON-ANNUALIZED PERCENT CHANGE***     ANNUALIZED PERCENT CHANGE***
                                   INCEPTION  1 YR.TO    5 YR.TO     INCEPTION TO  5 YR.TO    INCEPTION TO
FUNDS++                              DATE*+   12/31/95   12/31/95+   12/31/95+     12/31/95   12/31/95
---------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Stock Index Fund                   09/29/89   35.01%      96.54%      90.63%        14.47%     10.87%

FIDELITY VIP FUND
Equity-Income Portfolio            10/09/86   33.34%     146.28%     181.59%        19.75%     11.87%

NATIONWIDE SEPARATE ACCOUNT TRUST
Government Bond Fund               11/08/82   17.21%      48.39%     196.55%         8.21%      8.62%
Money Market Fund                  11/10/81    4.29%      15.61%     124.86%         2.94%      5.90%
Total Return Fund                  11/08/82   27.42%     103.11%     421.74%        15.22%     13.39%

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Balanced Portfolio                 02/28/89   22.16%      58.10%      83.17%         9.59%      9.26%

TCI PORTFOLIOS, INC.
TCI Advantage                      08/01/91   15.23%         NA*      30.35%           NA*      6.19%
TCI Growth                         11/20/87   29.40%      87.41%     139.62%        13.39%     11.37%

* Performance information is not available for all or part of the period indicated (See Fund Inception Date).

** SEC and NASD regulations require that any performance be accompanied by standardized data and the disclosures are on the following page. Please review this information and a product prospectus before investing.

*** Percent change in unit value price represents total return after the deduction of a 1.3% annual asset fee.

+ Numbers in this column represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

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           TOTAL RETURN: ASSUMING CONTRACT SURRENDERED (STANDARDIZED)

APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED

                                   INCEPTION  1 YR.TO   5 YR.TO     10 YR.TO   INCEPTION TO
FUNDS++                             DATE*+    12/31/95  12/31/95    12/31/95    12/31/95
-------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Stock Index Fund                   09/29/89   26.61%     11.80%       NA*         7.61%

FIDELITY VIP FUND
Equity-Income Portfolio            10/09/86   24.94%     17.36%       NA*         9.02%

NATIONWIDE SEPARATE ACCOUNT TRUST
Government Bond Fund               11/08/82    8.81%      5.26%     5.78%         6.24%
Money Market Fund                  11/10/81   -4.11%     -0.42%     1.81%         3.75%
Total Return Fund                  11/08/82   19.02%     12.73%     8.79%        11.58%

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Balanced Portfolio                 02/28/89   13.76%      6.74%       NA*         6.62%

TCI PORTFOLIOS, INC.
TCI Advantage                      08/01/91    6.83%        NA*       NA*         2.32%
TCI Growth                         11/20/87   21.00%     10.77%       NA*         8.65%

The above illustration represents past fund performance based on a $1,000 hypothetical investment. The performance figures reflect the deduction of a 1.3% annual asset fee, $30 annual administrative charge, and a maximum of a 6.0% contingent deferred sales charge (after one year, declining thereafter). They also reflect the application of an annual 10% free withdrawal privilege available after the first year. Investment principal and investment returns are not guaranteed under these variable options. Account values at the time of redemption may be more or less than the purchase payment, due to market fluctuations and any specific charges that may apply. This is neither an offer to sell nor a solicitation to buy securities. The results shown are not a representation of future investment performance. Any comparisons should be made only after a recognition of the differences in the investment policies and objectives of the funds' investments. This report is authorized for distribution to prospective investors only when preceded or accompanied by prospectuses containing more complete information, which should be read carefully before investing or sending money.

* Performance information is not available for all or part of the period indicated (See Fund Inception Date).

++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

*+ Performance for some funds reflects performance for periods before the fund was actually available in the separate account. That hypothetical performance is calculated by imposing contract charges on actual fund performance, to determine how the fund would have performed if it had been available in the separate account.

                         NATIONWIDE VARIABLE ACCOUNT-5
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                               DECEMBER 31, 1995

ASSETS:

Investments at market value:

Dreyfus Stock Index Fund (DryStkIx)
35,664 shares (cost $489,003) ...........................  $  613,424

Fidelity VIP -- Equity-Income Portfolio (FidEqInc)
139,684 shares (cost $2,178,185) ........................   2,691,719

Nationwide SAT -- Government Bond Fund (NWGvtBd)
57,943 shares (cost $618,211) ...........................     658,227

Nationwide SAT -- Money Market Fund (NWMyMkt)
312,031 shares (cost $312,031) ..........................     312,031

Nationwide SAT -- Total Return Fund (NWTotRet)
113,204 shares (cost $1,180,941) ........................   1,306,378

Neuberger & Berman -- Balanced Portfolio (NBBal)
39,136 shares (cost $595,123) ...........................     685,665

TCI Portfolios -- TCI Advantage (TCIAdv)
35,232 shares (cost $197,438) ...........................     218,085

TCI Portfolios -- TCI Growth (TCIGro)
103,062 shares (cost $977,942) ..........................   1,242,932
                                                           ----------
      Total assets ......................................   7,728,461

ACCOUNTS PAYABLE ........................................          17
                                                           ----------
CONTRACT OWNERS' EQUITY .................................  $7,728,444
                                                           ==========

Contract owners' equity represented by:                     UNITS       UNIT VALUE
                                                            -----       ----------
Dreyfus Stock Index Fund:
Tax qualified .........................................     31,487      $13.807559   $  434,759
Non-tax qualified .....................................     12,941       13.807559      178,684

Fidelity VIP -- Equity-Income Portfolio:
Tax qualified .........................................    150,246       14.412060    2,165,354
Non-tax qualified .....................................     36,522       14.412060      526,357

Nationwide SAT -- Government Bond Fund:
Tax qualified .........................................     12,624       29.463573      371,948
Non-tax qualified .....................................      9,712       29.474435      286,256

Nationwide SAT -- Money Market Fund:
Tax qualified .........................................     15,599       19.595876      305,676
Non-tax qualified .....................................        300       21.291272        6,387

Nationwide SAT -- Total Return Fund:
Tax qualified .........................................     20,057       51.701438    1,036,976
Non-tax qualified .....................................      5,365       50.214359      269,400

Neuberger & Berman -- Balanced Portfolio:
Tax qualified .........................................     40,040       14.753402      590,726
Non-tax qualified .....................................      6,434       14.753402       94,923

TCI Portfolios -- TCI Advantage:
Tax qualified .........................................      8,377       13.035463      109,198
Non-tax qualified .....................................      8,353       13.035463      108,885

TCI Portfolios -- TCI Growth:
Tax qualified .........................................     62,673       16.447846    1,030,836
Non-tax qualified .....................................     12,894       16.447846      212,079
                                                           =======      ==========   ----------
                                                                                     $7,728,444
                                                                                     ==========





See accompanying notes to financial statements.

                        NATIONWIDE VARIABLE ACCOUNT - 5
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                         1995        1994
                                                         ----        ----
INVESTMENT ACTIVITY:
  Reinvested capital gains and dividends                 $  317,443     93,544
                                                         ----------  ---------
  Gain (loss) on investments:
   Proceeds from redemptions of mutual fund shares        1,005,681    644,960
   Cost of mutual fund shares sold                         (961,009)  (638,042)
                                                         ----------  ---------
   Realized gain (loss) on investments                       44,672      6,918
   Change in unrealized gain (loss) on investments        1,187,526     (7,940)
                                                         ----------  ---------
     Net gain (loss) on investments                       1,232,198     (1,022)
                                                         ----------  ---------
          Net investment activity                         1,549,641     92,522
                                                         ----------  ---------

EQUITY TRANSACTIONS:
  Purchase payments received from contract owners         2,249,760  4,745,746
  Redemptions                                              (465,975)  (293,339)
  Adjustments to maintain reserves                              (76)        56
                                                         ----------  ---------
          Net equity transactions                         1,783,709  4,452,463
                                                         ----------  ---------

EXPENSES (NOTE 2):
  Contract charges                                          (92,908)   (32,016)
  Contingent deferred sales charges                         (13,677)   (11,290)
                                                         ----------  ---------
          Total expenses                                   (106,585)   (43,306)
                                                         ----------  ---------

NET CHANGE IN CONTRACT OWNERS' EQUITY                     3,226,765  4,501,679
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD               4,501,679         --
                                                         ----------  ---------
CONTRACT OWNERS' EQUITY END OF PERIOD                    $7,728,444  4,501,679
                                                         ==========  =========




See accompanying notes to financial statements.

                        NATIONWIDE VARIABLE ACCOUNT - 5

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

    The Nationwide Variable Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on November 1, 1989. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On December 31, 1993, the accumulation unit values for each fund sub-account of Nationwide Variable Account-5 were established at a unit value equal to the accumulation unit values of the corresponding fund sub-account of the Nationwide Multi-Flex Variable Account. The first deposits were received by the Account on May 4, 1994.

    The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through banks and other financial institutions.

  (b) The Contracts

    Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses. Contract owners in either the accumulation or payout phase may invest in any of the following:

    Dreyfus Stock Index Fund (DryStkIx)

    Portfolio of the Fidelity Variable Insurance Products Fund (Fidelity VIP);

      Fidelity VIP -- Equity-Income Portfolio (FidEqInc)

    Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);

      Nationwide SAT -- Government Bond Fund (NWGvtBd)
      Nationwide SAT -- Money Market Fund (NWMyMkt)
      Nationwide SAT -- Total Return Fund (NWTotRet)

    Portfolio of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);

      Neuberger & Berman -- Balanced Portfolio (NBBal)

    Portfolios of the TCI Portfolios, Inc. (TCI Portfolios);

      TCI Portfolios -- TCI Advantage (TCIAdv)
      TCI Portfolios -- TCI Growth (TCIGro)

    At December 31, 1995, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

  (c) Security Valuation, Transactions and Related Investment Income

    The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1995. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

  (d) Federal Income Taxes

    Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

    The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

  (e) Use of Estimates in the Preparation of Financial Statements

    The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) Expenses

    The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is surrendered, the Company will, with certain exceptions, deduct from a contract owner's contract value a contingent deferred sales charge, not to exceed 7% of the lesser of purchase payments or the amount surrendered, such charge declining 1% per year, to 0%, after the purchase payment has been held in the contract for 84 months. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

    The following administrative charges are deducted by the Company: (a) an annual contract maintenance charge of $30, with certain exceptions, which is satisfied by surrendering units; and (b) a mortality risk charge, an expense risk charge and an administration charge assessed through the daily unit value calculation equal to an annual rate of 0.80%, 0.45% and 0.05%, respectively.

(3) Schedule I

    Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

         - Beginning unit value - Jan. 1

         - Reinvested capital gains and dividends
           (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

         - Unrealized gain (loss)
           (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         - Contract charges
           (This amount reflects the decrease in the unit value due to the mortality risk charge, expense risk charge and administration charge discussed in note 2.)

         - Ending unit value - Dec. 31

         - Percentage increase (decrease) in unit value.

    For contracts in the payout phase, an assumed investment return of 3.5%, used in the calculation of the annuity benefit payment amount, results in a corresponding reduction in the components of the unit values as shown in
Schedule I.

                                                                      SCHEDULE I
                         NATIONWIDE VARIABLE ACCOUNT -5

                      TAX QUALIFIED AND NON-TAX QUALIFIED

                       SCHEDULES OF CHANGES IN UNIT VALUE

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                           NWGVTBD     NWGVTBD     NWMYMKT     NWMYMKT     NWTOTRET
                                  DRYSTKIX     FIDEQINC     QUAL.     NON-QUAL.     QUAL.     NON-QUAL.      QUAL.
                                  --------     --------    -------    ---------    -------    ---------    --------
1995
  Beginning unit value - Jan. 1  $10.227308   10.808255   25.138302   25.147577   18.790546   20.416267   40.575816
-------------------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                   .366275     .845166    1.778825    1.779480    1.056381    1.147773    4.020137
-------------------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)           3.371719    2.923160    2.904595    2.905666     .000000     .000000    7.711672
-------------------------------------------------------------------------------------------------------------------
  Contract charges                 (.157743)   (.164521)   (.358149)   (.358288)   (.251051)   (.272768)   (.606187)
-------------------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31    $13.807559   14.412060   29.463573   29.474435   19.595876   21.291272   51.701438
-------------------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value*                      35%         33%         17%         17%          4%          4%          27%
===================================================================================================================

1994
  Beginning unit value - Jan. 1  $10.271065   10.227513   26.318797   26.328516   18.325918       **      40.671816
-------------------------------------------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                   .287154     .767502    1.651042    1.651652     .706658                2.052197
-------------------------------------------------------------------------------------------------------------------
  Unrealized gain (loss)           (.197934)   (.048719)  (2.499476)  (2.500401)    .000000               (1.612762)
-------------------------------------------------------------------------------------------------------------------
  Contract charges                 (.132977)   (.138041)   (.332061)   (.332190)   (.242030)               (.535435)
-------------------------------------------------------------------------------------------------------------------
  Ending unit value - Dec. 31    $10.227308   10.808255   25.138302   25.147577   18.790546               40.575816
-------------------------------------------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value*                       0%          6%         (4)%        (4)%         3%                       0%
===================================================================================================================

                                 NWTOTRET
                                 NON-QUAL.     NBBAL       TCIADV           TCIGRO
                                 ---------     -----       ------           ------
1995
  Beginning unit value - Jan. 1  39.408735   12.077573   11.312248        12.711014
-----------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                 3.904506     .307323     .409891          .014626
-----------------------------------------------------------------------------------
  Unrealized gain (loss)          7.489864    2.548627    1.472626         3.917671
-----------------------------------------------------------------------------------
  Contract charges                (.588746)   (.180121)   (.159302)        (.195465)
-----------------------------------------------------------------------------------
  Ending unit value - Dec. 31    50.214359   14.753402   13.035463        16.447846
-----------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value*                      27%        22%         15%               29%
===================================================================================

1994
  Beginning unit value - Jan. 1  39.501981   12.661508   11.343435        13.030369
-----------------------------------------------------------------------------------
  Reinvested capital gains
    and dividends                 1.993171     .493737     .297949          .001393
-----------------------------------------------------------------------------------
  Unrealized gain (loss)         (1.566374)   (.917170)   (.181282)        (.154144)
-----------------------------------------------------------------------------------
  Contract charges                (.520043)   (.160502)   (.147854)        (.166604)
-----------------------------------------------------------------------------------
  Ending unit value - Dec. 31    39.408735   12.077573   11.312248        12.711014
-----------------------------------------------------------------------------------
  Percentage increase
    (decrease) in
    unit value*                       0%        (5)%         0%               (2)%
===================================================================================

* An annualized rate of return cannot be determined as contract charges do not include the annual contract maintenance charge discussed in note 2.

** This investment option was not being utilized.

See note 3.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Contract Owners of
  Nationwide Variable Account-5
  Nationwide Life Insurance Company:

        We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide Variable Account-5 as of December 31, 1995, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the two year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide Variable Account-5 as of December 31, 1995, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the two year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Columbus, Ohio
February 6, 1996

This report is for the information of contract owners with funds in the Nationwide Variable Account-5. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1996, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.

NATIONWIDE LIFE INSURANCE COMPANY                                --------------
HOME OFFICE: ONE NATIONWIDE PLAZA - COLUMBUS, OHIO 43215-2220       Bulk Rate
                                                                  U.S. Postage
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                                                                 Permit No. 521
                                                                 --------------













             Nationwide(R) is a registered federal service mark of
                      Nationwide Mutual Insurance Company